EXECUTION VERSION
HEALTHPEAK PROPERTIES, INC.
Common Stock
($1.00 par value)

AMENDMENT NO. 1 TO AT-THE-MARKET EQUITY OFFERING SALES AGREEMENT

May 13, 2021
J.P. Morgan Securities LLC
Barclays Capital Inc.
BofA Securities, Inc.
Credit Agricole Securities (USA) Inc.
Credit Suisse Securities (USA) LLC
Goldman Sachs & Co. LLC
Mizuho Securities USA LLC
Morgan Stanley & Co. LLC
RBC Capital Markets, LLC
Scotia Capital (USA) Inc.
Wells Fargo Securities, LLC

As Agents

JPMorgan Chase Bank, National Association, New York Branch
Bank of America, N.A.
The Bank of Nova Scotia
Barclays Bank PLC
Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent
Credit Suisse International
Goldman Sachs & Co. LLC
Mizuho Markets Americas LLC
Morgan Stanley & Co. LLC
Royal Bank of Canada
Wells Fargo Bank, National Association

As Forward Purchasers

c/o     J.P. Morgan Securities LLC
383 Madison Avenue
New York, New York 10179

Ladies and Gentlemen:
Reference is made to that certain At-the-Market Equity Offering Sales Agreement , dated February 19, 2020 (the “Sales Agreement”), among J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each as sales agent, forward seller and/or principal (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, New York Branch, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent, Credit Suisse International, Goldman Sachs & Co. LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada and Wells Fargo Bank, National Association, each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”) and Healthpeak Properties, Inc., formerly HCP, Inc., a Maryland corporation (the “Company”) with respect to the issuance and sale from time to time by the Company to or through the Agents, of shares of its common stock, $1.00 par value, having an aggregate gross sales price of up to $1,250,000,000, in the manner and subject to the terms and conditions set forth in the Sales Agreement. All capitalized terms used in this Amendment No. 1 to the Sales Agreement (this “Amendment”) and not otherwise defined herein shall have the respective meanings assigned to such terms in the Sales Agreement. For the avoidance of doubt, all references to the Sales Agreement in any document related to the transactions contemplated by the Sales Agreement shall be to the Sales Agreement as amended by this Amendment. The Agents, the Forward Purchasers and the Company (collectively, the “parties hereto”) agree as follows:

A.Amendments to Sales Agreement. The parties hereto agree that the Sales Agreement is amended as follows:

1.As contemplated by the Sales Agreement, from and after the date hereof, the term “Registration Statement” as used in the Sales Agreement, shall include the Company’s registration statement on Form S-3 (No. 333-256055) filed with the Commission on May 13, 2021; and the term “Base Prospectus,” as used in the Sales Agreement, shall mean the base prospectus included in the Prospectus most recently filed by the Company with the Commission pursuant to Rule 424(b) under the Securities Act.

2.As of the date hereof, the first sentence of the second paragraph of the Sales Agreement is hereby deleted in its entirety and replaced with the following:

The Company proposes subject to the terms and conditions stated herein, to issue and sell from time to time to or through the Agents, shares of the Company’s common stock, $1.00 par value (the “Common Stock”), having an aggregate gross sales price of up to $1,500,000,000 (the “Shares”) on the terms set forth in this At-the-Market Equity Offering Sales Agreement (the “Agreement”).

3.As of the date hereof, section 9(c) of the Sales Agreement is hereby deleted in its entirety and replaced with the following:

(c)    This Agreement shall remain in full force and effect until such time as Shares having an aggregate gross sales price of $1,500,000,000 shall have been issued and sold hereunder unless terminated prior thereto pursuant to Section 9(a) or (b) above or otherwise by mutual agreement of the parties; provided that any such termination by mutual agreement or pursuant to this clause (c) shall in all cases be deemed to provide that Sections 1, 3(d), 5, 7, 8, 11, 12, 13 and 15 of this Agreement shall remain in full force and effect.

4.As of the date hereof, Annex 1 to the Sales Agreement is hereby deleted in its entirety and replaced with Annex 1 attached hereto.

B.No Other Amendments. The parties hereto agree that, except as set forth in, and amended by, Section A above, all the terms and provisions of the Sales Agreement shall remain in full force and effect.
C.Counterparts and Electronic Signature. This Amendment may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.
D.Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in such State.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Agents, the Forward Purchasers and the Company in accordance with its terms.

Very truly yours,

HEALTHPEAK PROPERTIES, INC.

By: /s/ Peter A. Scott
    Name: Peter A. Scott
Title:     Executive Vice President and Chief
Financial Officer

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Accepted as of the date hereof:

J.P. Morgan Securities LLC
As Agent

By:    /s/ Brett Chalmers
     Name: Brett Chalmers
     Title: Vice President

JPMorgan Chase Bank, National Association, New York Branch
As Forward Purchaser

By:     /s/ Brett Chalmers
     Name: Brett Chalmers
  Title: Vice President

Barclays Capital Inc.
As Agent

By:    /s/ Nicholas Cunningham
     Name: Nicholas Cunningham
  Title: Managing Director

Barclays Bank PLC
As Forward Purchaser

By:    /s/ Nicholas Cunningham
     Name: Nicholas Cunningham
  Title: Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

BofA Securities, Inc.
As Agent

By: /s/ Gray Hampton
     Name: Gray Hampton
     Title: Managing Director

Bank of America, N.A.
As Forward Purchaser

By:    /s/ Jake Mendelsohn
     Name: Jake Mendelsohn
     Title: Managing Director

Credit Agricole Securities (USA) Inc.
As Agent

By:    /s/ Jean-Marc Nguyen
     Name: Jean-Marc Nguyen
     Title: Managing Director, Co-Heads GIB Americas

Crédit Agricole Corporate and Investment Bank
c/o Credit Agricole Securities (USA) Inc., as agent
As Forward Purchaser

By:    /s/ Jean-Marc Nguyen
     Name: Jean-Marc Nguyen
     Title: Managing Director, Co-Heads GIB Americas

Credit Suisse Securities (USA) LLC
As Agent

By: /s/ Craig Wiele
     Name: Craig Wiele
     Title: Managing Director
[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Credit Suisse International
As Forward Purchaser

By: /s/ Carole Villoresi
     Name: Carole Villoresi
     Title: Authorized Signatory

By: /s/ Shui Wong
     Name: Shui Wong
     Title: Authorized Signatory

Goldman Sachs & Co. LLC
As Agent and Forward Purchaser

By:    /s/ Ryan Cunn
     Name: Ryan Cunn
     Title: Managing Director

Mizuho Securities USA LLC
As Agent

By:    /s/ J.T. Deignan
     Name: J.T. Deignan
  Title: Managing Director

Mizuho Markets Americas LLC
As Forward Purchaser

By: /s/ Adam Hopkins
     Name: Adam Hopkins
  Title: Authorized Signatory

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Morgan Stanley & Co. LLC
As Agent and Forward Purchaser

By: /s/ Patrick Mullen
     Name: Patrick Mullen
  Title: Executive Director

RBC Capital Markets, LLC
As Agent

By: /s/ Alexis Moshang
     Name: Alexis Moshang
     Title: Director, RE

Royal Bank of Canada
As Forward Purchaser

By: /s/ Brian Ward
     Name: Brian Ward
     Title: MD, CED

Scotia Capital (USA) Inc.
As Agent

By:    /s/ Michael Curran
     Name: Michael Curran
     Title: Managing Director

The Bank of Nova Scotia
As Forward Purchaser

By:    /s/ Michael Curran
     Name: Michael Curran
     Title: Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Wells Fargo Securities, LLC
As Agent

By:    /s/ Elizabeth Alvarez
     Name: Elizabeth Alvarez
  Title: Managing Director

Wells Fargo Bank, National Association
As Forward Purchaser

By: /s/ Thomas Yates
     Name: Thomas Yates
  Title: Managing Director

[Signature Page to Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement]

Annex 1

Healthpeak Properties, Inc.

Common Stock
($1.00 par value)

TERMS AGREEMENT

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Ladies and Gentlemen:

Healthpeak Properties, Inc., a corporation organized under the laws of Maryland (the “Company”), proposes, subject to the terms and conditions stated herein and in the At-the-Market Equity Offering Sales Agreement, dated February 19, 2020, as amended by Amendment No. 1 to the At-the-Market Equity Offering Sales Agreement, dated May [], 2021 (collectively, and as so amended, the “Sales Agreement”), each among the Company and J.P. Morgan Securities LLC, Barclays Capital Inc., BofA Securities, Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, Mizuho Securities USA LLC, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, Scotia Capital (USA) Inc. and Wells Fargo Securities, LLC, each as sales agent, forward seller and/or principal (in any such capacity, each, an “Agent”, and collectively, the “Agents”), and JPMorgan Chase Bank, National Association, New York Branch, Bank of America, N.A., The Bank of Nova Scotia, Barclays Bank PLC, Crédit Agricole Corporate and Investment Bank c/o Credit Agricole Securities (USA) Inc., as agent, Credit Suisse International, Goldman Sachs & Co. LLC, Mizuho Markets Americas LLC, Morgan Stanley & Co. LLC, Royal Bank of Canada and Wells Fargo Bank, National Association each as forward purchaser (in such capacity, each a “Forward Purchaser”, and collectively, the “Forward Purchasers”), to issue and sell to [], as Agent, the securities specified in the Schedule hereto (the “Purchased Securities”) [, and solely for the purpose of covering over-allotments, to grant to the Agent the option to purchase the additional securities specified in the Schedule hereto (the “Additional Securities”)]1.  Capitalized terms used herein and not defined have the respective meanings ascribed thereto in the Sales Agreement.

[The Agent shall have the right to purchase from the Company all or a portion of the Additional Securities as may be necessary to cover over-allotments made in connection with the offering of the Purchased Securities, at the same purchase price per share to be paid by the Agent to the Company for the Purchased Securities; provided that the purchase price payable by the Agent for any Additional Securities shall be reduced by an amount per share equal to any dividends or distributions paid or payable by the Company on the Purchased Securities but not payable on such Additional Securities.  This option may be exercised by the Agent at any time
1   Include only if [] has an over-allotment option.

(but not more than once) on or before the thirtieth day following the date hereof, by written notice to the Company.  Such notice shall set forth the aggregate number of shares of Additional Securities as to which option is being exercised, and the date and time when the Additional Securities are to be delivered (such date and time being herein referred to as the “Option Closing Date”); provided, however, that the Option Closing Date shall not be earlier than the Time of Delivery (as set forth in the Schedule hereto) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. Payment of the purchase price for the Additional Securities shall be made at the Option Closing Date in the same manner and at the same office as the payment for the Purchased Securities.  For purposes of clarity, the parties hereto agree that any Option Closing Date shall be a date on which Shares are delivered to the
Agent pursuant to a Terms Agreement within the meaning of, and requiring the affirmation and deliverables described under, Sections 3((j), (k) and (l) of the Sales Agreement.]*

Each of the provisions of the Sales Agreement not specifically related to (a) the solicitation by the Agent, as agent of the Company, of offers to purchase securities or (b) the Confirmations, Confirmation Shares and related transactions is incorporated herein by reference in its entirety, and shall be deemed to be part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein.  Each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Terms Agreement [and] [,] the Applicable Time [and any Option Closing Date]*, except that each representation and warranty in Section 1 of the Sales Agreement which makes reference to the Prospectus (as therein defined) shall be deemed to be a representation and warranty as of the date of the Sales Agreement in relation to the Prospectus, and also a representation and warranty as of the date of this Terms Agreement [and] [,] the Settlement Date [and any Option Closing Date]* in relation to the Prospectus as amended and supplemented to relate to the Purchased Securities.

An amendment to the Registration Statement (as defined in the Sales Agreement), or a supplement to the Prospectus, as the case may be, relating to the Purchased Securities [and the Additional Securities]*, in the form heretofore delivered to the Agent is now proposed to be filed with the Securities and Exchange Commission.

Subject to the terms and conditions set forth herein and in the Sales Agreement which are incorporated herein by reference, the Company agrees to issue and sell to the Agent and the latter agrees to purchase from the Company the number of shares of the Purchased Securities at the time and place and at the purchase price set forth in the Schedule hereto.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between the Agent and the Company in accordance with its terms.

THIS TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Very truly yours,

Healthpeak Properties, Inc.

By:
Name:
Title:

Accepted as of the date hereof:

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By:
Name:
Title: